UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2014 (November 11, 2014)

Universal Capital Management, Inc.
(Exact name of registrant as specified in its charter)

Delaware	00-51132	20-1568059
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2601 Annand Drive, Suite 16, Wilmington, DE	19808
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (774) 213-1995

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 11, 2014, pursuant to a Special Meeting called by the President of Universal Capital Management, Inc. (the “Company”), a majority of the Company’s stockholders voted to remove Thomas A. Marino from the Company’s Board of Directors. Mr. Marino served as the Company’s Executive Chairman of the Board. The stockholders who voted for the removal of Mr. Marino believe that he was disserving the Company as a result of his failure or refusal to perform certain material obligations related to his position as Executive Chairman of the Board.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 14, 2014 the Company’s Board of Directors voted to adopt amended and restated bylaws, which replace in their entirety the Company’s current bylaws. The amended and restated bylaws will become effective on November 24, 2014, which date coincides with the Company’s previously reported Certificate of Amendment to its Certificate of Incorporation regarding the Company’s name change to Major League Football, Inc. Stockholder approval was not required for this matter.

A copy of the amended and restated bylaws is filed as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 5.07

Submission of Matters to a Vote of Security Holders

The 2014 Special Meeting of Stockholders (the “Annual Meeting”) of Universal Capital Management, Inc. (the “Company”) was held on Tuesday, November 11, 2014. As of the close of business on October 8, 2014, the Company had outstanding 38,700,009 shares of common stock, of which 21,452,516 shares were represented at the meeting by proxy and in person. The matters voted upon and the final results of the voting were as follows:

Proposal 1 - Removal of Thomas Marino from the Board of Directors

For	Against	Abstain
21,452,516	0	0

Proposal 2 - Election of Two (2) Directors

	For	Withheld
Michael D. Queen	21,452,516	0
Richard Smith	21,452,516	0

Proposal 3 - The approval of the Company’s 2014 Employee Stock Plan

For	Against	Abstain
21,452,516	0	0

Proposal 4- Ratification of appointment of Salberg & Co., P.A as independent registered public accountant for the fiscal year ending April 30, 2015

For	Against	Abstain
21,452,516	0	0

Item 9.01

Financial Statements and Exhibits

Exhibit No.

Description

3.1

Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CAPITAL MANAGEMENT, INC.

By:	/s/Michael D. Queen
Michael D. Queen, Executive V.P.

Dated: November 14, 2014